NETSTREIT PROVIDES FOURTH QUARTER AND FULL YEAR 2023 BUSINESS UPDATE

– Completed $480.5 Million of Gross Investment Activity at 7.2% Blended Cash Yield for 2023 –

– Reaffirms 2023 Adjusted Funds from Operations ("AFFO") Per Share Guidance of $1.21 to $1.23 –

– Provides 2024 AFFO Per Share Guidance of $1.24 to $1.28 –

Dallas, TX – January 8, 2024 – NETSTREIT Corp. (NYSE: NTST) (the “Company”) today provided an update on the Company's fourth quarter and full year 2023 business activities.

“With the Company completing $431.0 million of net investment activity in 2023, we were pleased to meet our investment objectives for the year and maintain our focus on owning high quality net lease properties leased to tenants with exceptional credit profiles. Coupled with the $76.7 million of equity raised during the fourth quarter, NETSTREIT is well positioned to capitalize on future growth opportunities while continuing to provide a secure cash flow stream to investors. Despite persistent capital markets volatility and lingering economic uncertainty, we are confident in our business plan, and therefore, we are introducing our 2024 AFFO per share guidance range at $1.24 to $1.28.” said Mark Manheimer, Chief Executive Officer of NETSTREIT.

INVESTMENT ACTIVITY

The following tables summarize the Company's investment and disposition activities (dollars in thousands) for the three months and year ended December 31, 2023.

	Three Months Ended December 31, 2023		Year Ended December 31, 2023
	Number of Investments	Amount	Number of Investments	Amount
Investments	57	$119,128	196	$480,519
Dispositions[1]	6	15,995	22	49,506
Net Investment Activity		$103,133		$431,013

Investment Activity
Cash Yield		7.2%		7.2%
% of ABR derived from Investment Grade Tenants		94.3%		81.4%
% of ABR derived from Investment Grade Profile Tenants		4.4%		11.8%
Weighted Average Lease Term (years)		10.9		10.7

Disposition Activity
Cash Yield[1]		7.2%		6.9%
Weighted Average Lease Term (years)		11.2		7.8
1.Includes mortgage loan payoffs.

CAPITAL MARKETS AND BALANCE SHEET

The following tables summarize the Company's balance sheet, liquidity, ATM issuances, and settlement of our forward equity offerings (dollars in thousands, except per share data) as of and for December 31, 2023.

Liquidity	As of December 31, 2023
Unused Unsecured Revolver Capacity	$319,850
Cash, Cash Equivalents and Restricted Cash	29,929
Value of Outstanding Forward Equity[1]	98,612
Total Liquidity	$448,391
Plus: Remaining Available Principal of 2029 Term Loan	100,000
Total Proforma Liquidity	$548,391

ATM Program
Shares Issued During Quarter	4,478,539
Weighted Average Price Per Share	$17.27
Net Proceeds	$76,667

Forward Equity
Shares Outstanding as of December 31, 2023	5,983,711
Weighted Average Price Per Share	$16.48
Value of Outstanding Forward Equity[1]	$98,612

1.Reflects 5,983,711 of unsettled forward equity shares under the ATM program at the December 31, 2023 available net settlement price of $16.48.

2023 GUIDANCE

The Company is reaffirming its full year 2023 AFFO per share guidance range of $1.21 to $1.23.

2024 GUIDANCE

The Company is providing its initial full year 2024 AFFO per share guidance in the range of $1.24 to $1.28 per share. The Company also expects cash G&A to be in the range of $13.5 million to $14.5 million (exclusive of transaction costs).

AFFO is a non-GAAP financial measure. The Company does not provide a reconciliation of such forward-looking non-GAAP measure to the most directly comparable financial measures calculated and presented in accordance with GAAP because to do so would be potentially misleading and not practical given the difficulty of projecting event driven transactional and other non-core operating items in any future period. The magnitude of these items, however, may be significant.

About NETSTREIT Corp.

NETSTREIT Corp. is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e-commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country with the goal of generating consistent cash flows and dividends for its investors.

Investor Relations
ir@netstreit.com
972-597-4825

NON-GAAP FINANCIAL MEASURES

This press release contains guidance about our AFFO. The National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as funds from operations (“FFO”). Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property.

Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, gain on insurance proceeds, and loss on debt extinguishments and other related costs.

AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense, earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs.

We further consider AFFO to be useful in determining funds available for payment of distributions. AFFO does not represent net income or cash flows from operations as defined by GAAP. You should not consider AFFO to be an alternative to net income as a reliable measure of our operating performance nor should you consider AFFO to be an alternative to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity.

AFFO does not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. AFFO does not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, AFFO as disclosed by other REITs might not be comparable to our calculations of AFFO.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth opportunities and our fourth quarter of 2023 and 2024 guidance. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this press release may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2023 and other reports filed with the SEC from time to time.  Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.